EXHIBIT (g)(7)
APPENDIX A

Funds Covered by this Global Custody Agreement
As of March 1, 2010

AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS
➢	California High-Yield Municipal Fund
➢	California Tax-Free Money Market Fund
➢	California Tax-Free Bond Fund
➢	California Long-Term Tax-Free Fund

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
➢	Equity Income Fund
➢	Real Estate Fund
➢	Value Fund
➢	Small Cap Value Fund
➢	Equity Index Fund
➢	Large Company Value Fund
➢	Mid Cap Value Fund
➢	NT Large Company Value Fund
➢	NT Mid Cap Value Fund

AMERICAN CENTURY GOVERNMENT INCOME TRUST
➢	Government Bond Fund
➢	Short-Term Government Fund
➢	Ginnie Mae Fund
➢	Inflation-Adjusted Bond Fund
➢	Capital Preservation Fund

AMERICAN CENTURY GROWTH FUNDS, INC.
➢	Legacy Focused Large Cap Fund
➢	Legacy Large Cap Fund
➢	Legacy Multi-Cap Fund

AMERICAN CENTURY INVESTMENT TRUST
➢	Prime Money Market Fund
➢	Diversified Bond Fund
➢	Premium Money Market Fund
➢	High-Yield Fund
➢	NT Diversified Bond
➢	Core Plus Fund
➢	Short Duration Fund
➢	Inflation Protection Bond Fund

AMERICAN CENTURY MUNICIPAL TRUST
➢	Tax-Free Money Market Fund
➢	Tax-Free Bond Fund
➢	High-Yield Municipal Fund
➢	Long-Term Tax-Free Fund
➢	New York Tax-Free Fund

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
➢	Emerging Markets Fund
➢	International Growth Fund
➢	International Discovery Fund
➢	Global Growth Fund
➢	International Opportunities Fund
➢	NT International Growth Fund
➢	NT Emerging Markets Fund
➢	International Stock Fund
➢	International Value Fund

AMERICAN CENTURY MUTUAL FUNDS, INC.
➢	Balanced Fund
➢	Growth Fund
➢	Heritage Fund
➢	Select Fund
➢	Ultra Fund
➢	Vista Fund
➢	Giftrust Fund
➢	New Opportunities Fund
➢	Capital Value Fund
➢	Veedot Fund
➢	Small Cap Growth Fund
➢	Capital Growth Fund
➢	NT Growth Fund
➢	NT Vista Fund
➢	Focused Growth Fund
➢	Fundamental Equity Fund

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.
➢	Equity Growth Fund
➢	Income & Growth Fund
➢	Global Gold Fund
➢	Utilities Fund
➢	Small Company Fund
➢	NT Equity Growth Fund
➢	NT Small Company Fund
➢	Disciplined Growth Fund
➢	International Core Equity Fund
➢	Long-Short Market Neutral Fund
➢	Disciplined Growth 130/30 Fund
➢	Equity Growth 130/30 Fund
➢	Strategic Inflation Opportunities Fund

AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
➢	Strategic Allocation: Aggressive Fund
➢	Strategic Allocation: Conservative Fund
➢	Strategic Allocation: Moderate Fund

AMERICAN CENTURY TARGET MATURITIES TRUST
➢	Target 2010 Fund
➢	Target 2015 Fund
➢	Target 2020 Fund
➢	Target 2025 Fund

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
➢	VP Balanced Fund
➢	VP Capital Appreciation Fund
➢	VP International Fund
➢	VP Income & Growth Fund
➢	VP Value Fund
➢	VP Ultra Fund
➢	VP Vista Fund
➢	VP Large Company Value Fund
➢	VP Mid Cap Value Fund

AMERICAN CENTURY VARIABLE PORTFOLIOS II, INC.
➢	VP Inflation Protection Fund

AMERICAN CENTURY INTERNATIONAL BOND FUNDS
➢	American Century International Bond Fund